Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of June 5, 2017, among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), each Lender named on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of September 26, 2011 (as amended by that certain First Amendment to Credit Agreement, effective as of September 30, 2011, that certain Extension Agreement and Second Amendment to Credit Agreement, effective as of September 26, 2012, that certain Extension Agreement and Third Amendment to Credit Agreement, effective as of October 28, 2013, that certain Fourth Amendment to Credit Agreement, effective as of December 23, 2013, that certain Extension Agreement and Fifth Amendment to Credit Agreement, effective as of October 6, 2014, that certain Extension Agreement and Sixth Amendment to Credit Agreement, effective as of October 23, 2015 and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, Borrower has requested certain amendments to the Credit Agreement to facilitate the sale of Midcoast Energy Partners, L.P. (“MEP”) and MEP’s subsidiaries to a subsidiary of Enbridge Inc. (the “MEP Transaction”).

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto are willing to agree to amend the Credit Agreement as set forth in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.         Amendments to the Credit Agreement. The Credit Agreement is amended as follows, effective as of the Effective Date (as defined in Section 3 below).

(a)         Amendments to Section 1.01 (Definitions).

(i)	Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means, at each relevant time of determination,

(a) any credit institution or investment firm established in any EEA Member Country, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent, and with respect to each of the preceding clauses (a) through (c), which institution, firm or entity is subject to the supervision of an EEA Resolution Authority.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having authority to exercise any Write-Down and Conversion Powers.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(ii)	The Definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when required to be paid by it hereunder, (b) has notified the Borrower, the Administrative Agent, any L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within two Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) in the case of a Lender or its direct or indirect parent company that is an EEA Financial Institution, become subject to a Bail-In Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrower, each L/C Issuer, the Swing Line Lender and each Lender.”

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(b)         Amendment to Section 2.03(a) (The Letter of Credit Commitment). Section 2.03(a) of the Credit Agreement is amended to delete each reference to “or the MEP Unrestricted Subsidiaries” therein.

(c)         Amendment to Section 2.16(a)(iv) (Defaulting Lenders). Section 2.16(a)(iv) of the Credit Agreement is hereby amended by replacing the text “No” at the beginning of the final sentence thereof with the text “Subject to Section 10.23, no” in lieu thereof.

(d)         Amendment to Section 7.08(a) (Unrestricted Subsidiaries; MEP). Section 7.08(a) of the Credit Agreement is amended and restated in its entirety as follows:

(a)         Neither the Borrower nor any Restricted Subsidiary may guaranty or otherwise become liable in respect of any Indebtedness or other obligations of, grant any Lien on any of its property to secure any Indebtedness of or other obligation of, or provide any other form of credit support to, any Unrestricted Subsidiary, provided however that the Borrower or a Restricted Subsidiary may grant a Lien on the equity interests of an Unrestricted Subsidiary to secure Indebtedness of such Unrestricted Subsidiary.

(e)         Deletion of Section 7.08(c) (Unrestricted Subsidiaries; MEP). Section 7.08(c) of the Credit Agreement is deleted.

(f)          Addition of New Section 10.23 (Acknowledgment and Consent to Bail-In of EEA Financial Institutions). Article X of the Credit Agreement is hereby amended by adding a new Section 10.23 to read in its entirety as follows:

10.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement, in any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or in any other Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

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(a)          the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder or any other Loan Document which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)          the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 3.         Conditions to Effectiveness. This Amendment shall be effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a)	the Administrative Agent has received counterparts of this Amendment executed by the Borrower and Required Lenders (which may be by telecopy or other electronic transmission); and

(b)	the MEP Transaction has been consummated.

SECTION 4.         Notice of MEP Transaction. Borrower will promptly provide written notice (which may be by electronic transmission) to the Administrative Agent that the Borrower and its Subsidiaries have consummated the MEP Transaction.

SECTION 5.         Representations and Warranties. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders that as of the Effective Date, both immediately before and after giving effect to this Amendment, that:

(a)          This Amendment has been duly authorized, executed, and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid, and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)          The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

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(c)          As of the date hereof, at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment. The execution, delivery, and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 6.        Effect; Affirmation and Ratification of Loan Documents. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and does not constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same, including, without limitation, all of the Borrower’s obligations and covenants under each Loan Document. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and the other Loan Documents, from and after the Effective Date, shall continue in full force and effect and are hereby ratified and confirmed in all respects, and that this Amendment and such Credit Agreement shall be read and construed as one instrument. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. From and after the Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, respectively.

SECTION 7.        Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 8.        Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT,
L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

	By:	/s/ Stephen J. Neyland
Name: Stephen J. Neyland
Title: Vice President – Finance

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Priscilla Baker
Name: Priscilla Baker
Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender, a L/C Issuer and Swing Line Lender

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

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ROYAL BANK OF CANADA, as a Lender and an L/C Issuer

By:	/s/ Tim VandeGriend
Name: Tim VandeGriend
Title: Authorized Signatory

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EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Christopher Wilson
Name: Christopher Wilson
Title: Financing Manager

By:	/s/ Sheila Banning
Name: Sheila Banning
Title: Financing Manager

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director Banking Product Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Borden Tennant
Name: Borden Tennant
Title: Assistant Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Kevin Sparks
Name: Kevin Sparks
Title: Director

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BNP PARIBAS, as a Lender

By:	/s/ Michael Gosselin
Name: Michael Gosselin
Title: Managing Director

By:	/s/ Zainuddin Ahmed
Name: Zainuddin Ahmed
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

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MIZUHO BANK, LTD., as a Lender

By:	/s/ Brad C. Crilly
Name: Brad C. Crilly
Title: Managing Director

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CITIBANK, N.A., as a Lender

By:	/s/ Peter Vardos
Name: Peter Vardos
Title: Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

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